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                                                                    EXHIBIT 10.3

AMENDMENT NO. 1 TO THE ESCROW AGREEMENT AND INSTRUCTIONS AMONG SMITH BARNEY WESTPORT FUTURES FUND L. P., SMITH BARNEY FUTURES MANAGEMENT INC., SMITH BARNEY INC. AND EUROPEAN AMERICAN BANK DATED AS OF APRIL 8, 1997

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Escrow Agreement and Instructions (the "Escrow Agreement") dated as of April 8, 1997.

         Certain provisions of the Escrow Agreement are modified pursuant to this Amendment No. 1. SB intends to enter into a Market-Making Agreement with the General Partner and the Partnership whereby SB will purchase the Units of redeeming/transferring limited partners in the Partnership for immediate resale to new investors. Upon the commencement of SB's market-making offering, subscribers' subscription amounts received by SB shall be deposited in the Escrow Accounts as Escrow Property.

         The Escrow Agent shall hold, deal with and dispose of the Escrow Property and any other property at any time held hereunder subject to the terms and conditions hereinafter set forth:

         1. As long as SB is acting as market-maker for the Partnership, all Escrow Property deposited with the Escrow Agent shall be paid over and delivered to SB on the first day of the month succeeding receipt of a request from the General Partner and SB.

         2. Prior to delivery of the Escrow Property to SB as described in Paragraph 1 above, SB shall have no title to or interest in the funds on deposit, and such funds shall under no circumstances be subject to the payment or satisfaction of the liabilities or indebtedness of SB.

         3. The Escrow Agent shall cause all funds deposited with it pursuant to this Escrow Agreement to be maintained and invested as SB shall from time to time direct by written instructions delivered to the Escrow Agent.

         4. Notices to the Escrow Agent under the Escrow Agreement may be given by either the General Partner or SB.
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         5.       Any of the persons whose names and signatures appear on
Schedule 1 annexed hereto are authorized by the General Partner and SB to deliver any instruction or notice to the Escrow Agent required or permitted by this Escrow Agreement.

         6. The Escrow Agreement shall remain in full force and effect in accordance with its terms except as modified by this Amendment No. 1.


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Dated as of _________, 1998

                              Parties to the Escrow

                              SMITH BARNEY WESTPORT
                              FUTURES FUND L.P.

                              By: Smith Barney
                                  Futures Management Inc.,
                                  General Partner



                              By_________________________________


                              SMITH BARNEY FUTURES
                              MANAGEMENT INC.



                              By_________________________________



                              SMITH BARNEY INC.



                              By_________________________________

ACCEPTED:

EUROPEAN AMERICAN BANK



By_________________________________


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                                   SCHEDULE 1

     Name                         Title                    Signature


David J. Vogel             President and
                           Director                 ________________________


Daniel R. McAuliffe, Jr.   Director                 ________________________


Daniel A. Dantuono         Treasurer, Director
                           and Chief Financial
                           Officer                  ________________________



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